UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

BLOCK 6,

TRIQ PACEVILLE,

ST. JULIANS STJ 3109

MALTA

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC
10.0% Series A Cumulative Redeemable Convertible Preferred Stock	GMBLP	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sale of Equity Securities.

As previously disclosed under Item 1.01, Item 3.02 and Item 5.03 of Form 8-K in Current Reports on Form 8-K filed by Esports Entertainment Group, Inc. (the “Company” “we” or “us”) on April 20, 2023 and May 1, 2023, we and the holder (the “Holder”) of our Senior Convertible Note, agreed to exchange and exchanged, $15,230,024 in aggregate principal amount of our Senior Convertible Note then outstanding into 15,230 shares of new Series C Convertible Preferred Stock, which Series C Convertible Preferred Stock is convertible into a number of shares of common stock determined by a formula to be applied at the time of conversion, which formula was described in such Form 8-K reports and in the Series C Convertible Preferred Stock Certificate of Designations attached as an exhibit to such Form 8-K reports, and described below.

Since our Quarterly Report on Form 10-Q filed with the SEC on November 20, 2023, for the period from November 20, 2023, through November 24, 2023, we and the Holder effected no equity conversions under the Series C Convertible Preferred Stock.

Approximately $5,509,000 in aggregate amount of the Series C Convertible Preferred Stock remains outstanding. We intend to continue to effect additional equity conversions under the same terms in the foreseeable future.

Item 7.01 Regulation FD Disclosure

As previously disclosed, on September 15, 2023, the Company entered into an Equity Distribution Agreement (the “Agreement”), pursuant to which the Company established an “at the market” equity offering program (“ATM”) to sell up to an aggregate of $7,186,257 of shares of common stock. The shares are being issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-252370) and Form S-3 MEF (File No. 333-274542) and the Company filed a prospectus supplement, dated September 15, 2023, with the Securities and Exchange Commission (“SEC”) in connection with the offer and sale of the shares pursuant to the Agreement with the placement agent named therein.

Since our Quarterly Report on Form 10-K filed with the SEC on November 20, 2023, for the period of November 20, 2023, through November 24, 2023, the Company sold an aggregate of 4,000,000 shares through the ATM for gross proceeds of approximately $128,000, and has up to approximately $4,971,000 in shares of common stock remaining that can be sold under the ATM at November 24, 2023. The net proceeds from these sales under the ATM equity offering program (“ATM Sales”) of approximately $124,000 were allocated 50% to the Company, and 50% to the holder of the Company’s outstanding Series C Convertible Preferred Stock and Series D Convertible Preferred Stock (the “Holder”) and will be used to redeem first, the Series D Convertible Preferred Stock and second, the Series C Convertible Preferred Stock, as applicable (“Redemption Proceeds”), unless the Holder elects to change such allocations (or waive such redemption, in whole or in part, with respect to one or more ATM Sales), pursuant to the October Settlement Agreement. Fees paid to the agent related to these ATM Sales were approximately $4,000.

As of November 24, 2023, there were approximately $694,000 of Redemption Proceeds instructed for deposit into a non-interest-bearing escrow account (“Escrow Account”) for the Holder pursuant to the previously disclosed escrow agreement (“Escrow Agreement”) executed concurrently with the October Settlement Agreement. Under the terms of the October Settlement Agreement and Escrow Agreement, the Redemption Proceeds will not be released to the Holder until the Redemption Proceeds equal or exceed $250,000 from additional ATM Sales, and the Escrow Agent has received written instruction from either the Company or the Holder to release the Redemption Proceeds. As of November 24, 2023, there was approximately $322,000 of the Redemption Proceeds disbursed from the Escrow Account to the Holder for redemption of 312 shares of Series D Convertible Preferred Stock.

As of November 24, 2023, there were 128,404,911 shares of common stock, par value $0.001 issued and outstanding.

Forward-Looking Statements

The information contained herein includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our most recent Annual Report on Form 10-K and those discussed in other documents we file with the SEC, including, our ability to maintain compliance with Nasdaq Listing Rules and maintain the listing of our securities on Nasdaq, our obligations under our outstanding preferred stock and the settlement agreement, and our ability to continue as a going concern. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

	By:	/s/ Michael Villani
	Name:	Michael Villani
	Title:	Chief Financial Officer